UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:  June 23, 2016

(Date of earliest event reported)

THE KROGER CO.

(Exact name of registrant as specified in its charter)

Ohio	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street

Cincinnati, OH 45202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07              Submission of Matters to a Vote of Security Holders.

(a)           June 23, 2016 — Annual Meeting

(b)           The shareholders elected eleven directors to serve until the annual meeting in 2017, or until their successors have been elected and qualified; approved executive compensation on an advisory basis; and ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent public accounting firm for fiscal year 2016.  The shareholders defeated a shareholder proposal regarding a report assessing human rights risks in the Company’s operations and supply chain; a shareholder proposal regarding a report assessing the environmental impacts of using unrecyclable brand packaging; a shareholder proposal regarding a report assessing the climate benefits and feasibility of adopting targets for increasing renewable energy sourcing; and a shareholder proposal to adopt a general payout policy that gives preference to share repurchases relative to cash dividends.  The final results are as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Nora A. Aufreiter	746,440,794	7,774,491	3,174,688	98,026,384
Robert D. Beyer	730,608,589	23,753,442	3,027,942	98,026,384
Anne Gates	747,765,159	6,786,907	2,837,907	98,026,384
Susan J. Kropf	746,970,234	7,622,324	2,797,415	98,026,384
W. Rodney McMullen	703,930,697	45,547,893	7,911,383	98,026,384
Jorge P. Montoya	746,639,581	7,857,891	2,892,501	98,026,384
Clyde R. Moore	735,962,385	18,234,667	3,192,921	98,026,384
Susan M. Phillips	738,549,532	16,054,280	2,786,161	98,026,384
James A. Runde	746,061,630	8,460,869	2,867,474	98,026,384
Ronald L. Sargent	722,014,767	32,744,245	2,630,961	98,026,384
Bobby S. Shackouls	736,486,484	17,990,862	2,912,627	98,026,384

	FOR	AGAINST	ABSTAIN	BROKER NON VOTE
Advisory vote approving executive compensation	716,343,597	35,256,376	5,790,000	98,026,384

	FOR	AGAINST	ABSTAIN
Ratification of PricewaterhouseCoopers LLP as auditors for 2016	841,151,642	12,384,014	1,880,701

	FOR	AGAINST	ABSTAIN	BROKER NON VOTE
Shareholder proposal (regarding a report assessing human rights risks in the Company’s operations and supply chain)	174,972,500	527,420,067	54,997,406	98,026,384

	FOR	AGAINST	ABSTAIN	BROKER NON VOTE
Shareholder proposal (regarding a report assessing the environmental impacts of using unrecyclable brand packaging)	184,884,557	519,056,244	53,449,172	98,026,384

	FOR	AGAINST	ABSTAIN	BROKER NON VOTE
Shareholder proposal (regarding a report assessing the climate benefits and feasibility of adopting targets for increasing renewable energy sourcing)	197,207,891	507,284,391	52,897,691	98,026,384

	FOR	AGAINST	ABSTAIN	BROKER NON VOTE
Shareholder proposal (to adopt a general payout policy that gives preference to share repurchases relative to cash dividends)	16,498,413	736,297,814	4,593,746	98,026,384

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

June 24, 2016	By:	/s/ Christine S. Wheatley
Christine S. Wheatley
Group Vice President, Secretary and General Counsel